UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 25, 2018

(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant’s telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 8.01 Other Events

2017 Northern California Wildfires

As previously reported, beginning on October 8, 2017, multiple wildfires spread through Northern California, including Napa, Sonoma, Butte, Humboldt, Mendocino, Del Norte, Lake, Nevada and Yuba Counties, as well as in the area surrounding Yuba City. According to the California Department of Forestry and Fire Protection (CAL FIRE) California Statewide Fire Summary dated October 30, 2017, at the peak of the wildfires, there were 21 major wildfires in Northern California that, in total, burned over 245,000 acres and destroyed an estimated 8,900 structures. The wildfires also resulted in 44 fatalities.

On May 25, 2018, CAL FIRE issued a press release announcing the results of its investigation into four of the wildfires that occurred last October in Northern California: the La Porte, McCourtney, Lobo and Honey fires, located in Butte and Nevada counties. According to the CAL FIRE press release:

●	“The La Porte Fire, in Butte County, started in the early morning hours of Oct. 9 and burned a total of 8,417 acres, destroying 74 structures. There were no injuries to civilians or firefighters. CAL FIRE has determined the fire was caused by tree branches falling onto PG&E power lines. CAL FIRE investigators determined there were no violations of state law related to the cause of this fire.
●	The McCourtney Fire, in Nevada County, started the evening of Oct. 8 and burned a total of 76 acres, destroying 13 structures. There were no injuries to civilians or firefighters. CAL FIRE has determined the fire was caused by a tree falling onto PG&E power lines. The investigation found evidence that PG&E allegedly failed to remove a tree from the proximity of a power line, in violation of the state Public Resources Code section 4293.
●	The Lobo Fire, in Nevada County, started the evening of Oct. 8 and burned a total of 821 acres, destroying 47 structures. There were no injuries to civilians or firefighters. CAL FIRE has determined the fire was caused by a tree contacting PG&E power lines. The investigation found evidence that Public Resources Code section 4293, which requires adequate clearance between trees and power lines, was allegedly violated.
●	The Honey Fire, in Butte County, started in the early morning hours of Oct. 9 and burned a total of 76 acres. There were no injuries to civilians or firefighters and no structures were destroyed. CAL FIRE has determined the fire was caused by an Oak branch contacting PG&E power lines. The investigation found evidence that Public Resources Code 4293, which requires adequate clearance between trees and power lines, was allegedly violated.”

Also on May 25, 2018, CAL FIRE released its investigation report related to the La Porte fire. CAL FIRE has not yet released its investigation reports related to the McCourtney, Lobo and Honey fires and indicated in its press release that these investigations have been referred to the appropriate county District Attorney’s offices for review. The timing and outcome for resolution of those referrals are uncertain. The timing and outcome of the CAL FIRE investigation into the remaining fires also are uncertain.

As previously disclosed, the Northern California wildfires also are under investigation by the California Public Utilities Commission (CPUC), including the possible role of Pacific Gas and Electric Company’s (Utility), a subsidiary of PG&E Corporation, power lines and other facilities. The CPUC’s Safety and Enforcement Division (SED) is conducting investigations to assess the compliance of electric and communication facilities with applicable rules and regulations in fire-impacted areas. According to information made available by the CPUC, investigation topics include, but are not limited to, maintenance of facilities, vegetation management, and emergency preparedness and response. Various other entities, including fire departments, may also be investigating certain of the fires. On May 25, 2018, the CPUC issued a press release indicating that “the CAL FIRE report issued today regarding the Honey, La Porte, Lobo, and

McCourtney fires will be used to inform the Safety and Enforcement Division’s investigation. If the Safety and Enforcement Division determines that utility violations of rules or regulations caused or contributed to the fires (including the fires that are the subject of CAL FIRE’s report), it can issue Citations, or request that the CPUC’s Commissioners open a formal process to consider fines and penalties.” The timing and outcome for completion of these investigations are uncertain.

As of May 25, 2018, the Utility has received approximately 175 complaints on behalf of at least 2,500 plaintiffs related to the October 2017 wildfires. These cases have been coordinated in the San Francisco Superior Court. The coordinated litigation is in the early stages of discovery. The next case management conference is scheduled for July 9, 2018. The litigation pending against the Utility includes multiple theories of liability, including inverse condemnation and negligence. Under inverse condemnation, the Utility could be strictly liable for property damages and attorneys’ fees if its equipment was a substantial cause of a fire, even if the Utility followed established inspection and safety rules. The Utility also may be liable for fire suppression costs, personal injury damages, and other damages if the Utility is found to be negligent. Regardless of any conclusions by CAL FIRE, including a determination that the Utility complied with all laws, the litigation could take a number of years to resolve.

The Utility is continuing to review the evidence concerning the causes of the Northern California wildfires, including the La Porte, McCourtney, Lobo and Honey fires. The Utility has not had the opportunity to evaluate evidence held by third-parties, including CAL FIRE. Following accounting rules, the Utility records a liability when a loss is probable and reasonably estimable. It is reasonably possible that facts could emerge that lead PG&E Corporation and the Utility to believe that a loss is probable, resulting in an accrued liability in the future, the amount of which could be substantial.

Also on May 25, 2018, the Utility issued a press release related to the announcement and the investigation report issued by CAL FIRE, which press release is attached as Exhibit 99.1 to this report and incorporated herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Pacific Gas and Electric Company Press Release dated May 25, 2018

Cautionary Statement Concerning Forward-Looking Statements

This current report on Form 8-K and its exhibit include forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of PG&E Corporation and the Utility. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties. In addition to the risk that these assumptions prove to be inaccurate, other factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in PG&E Corporation and the Utility’s annual report on Form 10-K for the year ended December 31, 2017, their quarterly report for the quarter ended March 31, 2018, and their subsequent reports filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ David S. Thomason
Dated: May 29, 2018		David S. Thomason Vice President and Controller

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ David S. Thomason
Dated: May 29, 2018		David S. Thomason Vice President, Chief Financial Officer and Controller